UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K
__________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 11, 2026
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NOBLE CORPORATION plc
(Exact name of registrant as specified in its charter)

England and Wales	001-41520	98-1644664
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

2101 CityWest Boulevard,	Suite 600,	Houston,	Texas	77042
(Address of principal executive offices)				(Zip code)
Registrant’s telephone number, including area code: (281) 276-6100
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
A Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange
Tranche 1 Warrants of Noble Corporation plc	NE WS	New York Stock Exchange
Tranche 2 Warrants of Noble Corporation plc	NE WSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Indenture and the 2034 Notes

On June 11, 2026, Noble Finance II LLC (the “Issuer”), a Delaware corporation and wholly owned subsidiary of Noble Corporation plc, a public limited company formed under the laws of England and Wales (“Parent”), certain of the Issuer’s subsidiaries (the “Guarantors”) and HSBC Bank USA, National Association, as trustee (the “Trustee”), entered into an indenture (the “Indenture”), pursuant to which the Issuer issued $800,000,000 in aggregate principal amount of the Issuer’s 6.250% Senior Notes due 2034 (the “2034 Notes”). The 2034 Notes are unconditionally guaranteed on a senior unsecured basis by the Guarantors and will be unconditionally guaranteed on the same basis by certain of the Issuer’s future subsidiaries that guarantee certain indebtedness of the Issuer and the Guarantors.

Interest and Maturity
The 2034 Notes will mature on June 15, 2034, and interest on the 2034 Notes is payable semi-annually in arrears on each June 15 and December 15, commencing December 15, 2026, to holders of record on the June 1 and December 1 immediately preceding the related interest payment date, at a rate of 6.250% per annum.

Optional Redemption

At any time prior to June 15, 2029, the Issuer may, from time to time, redeem up to 40% of the aggregate principal amount of 2034 Notes, upon not less than 10 or more than 60 days’ notice, at a redemption price of 106.250% of the principal amount of the 2034 Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date), in an amount not greater than the net cash proceeds of one or more equity offerings by the Issuer, subject to certain requirements, provided that (1) at least 60.0% of the aggregate principal amount of 2034 Notes originally issued under the Indenture (excluding 2034 Notes held by the Issuer and its subsidiaries) remains outstanding immediately after giving effect to any such redemption (unless all such 2034 Notes are redeemed substantially concurrently) and (2) the redemption occurs within 180 days of the date of the closing of each such equity offering. In addition, prior to June 15, 2029, the Issuer may redeem the 2034 Notes, in whole at any time or in part from time to time, upon not less than 10 or more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the 2034 Notes redeemed, plus an applicable make-whole premium and accrued and unpaid interest, if any, to, but excluding, the redemption date.

At any time on or after June 15, 2029, the Issuer may redeem the 2034 Notes, in whole at any time or in part from time to time, upon not less than 10 or more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the 2034 Notes redeemed to, but excluding, the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date), if redeemed during the twelve-month period beginning on June 15 of the years indicated below:

Change of Control

If a Change of Control Triggering Event (as defined in the Indenture) occurs, each holder of 2034 Notes may require the Issuer to repurchase all or any part of that holder’s 2034 Notes for cash at a price equal to 101% of the aggregate principal amount of the 2034 Notes repurchased, plus any accrued and unpaid interest thereon, if any, to, but excluding, the date on which the notes are repurchased (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

Certain Covenants

The Indenture contains covenants that, among other things and subject to certain exceptions, limit the Issuer’s ability and the ability of its restricted subsidiaries to: (i) incur, assume or guarantee additional indebtedness or issue certain preferred stock; (ii) create liens to secure indebtedness; (iii) pay distributions on equity interests, repurchase equity securities or redeem junior lien, unsecured or subordinated indebtedness; (iv) make investments; (v) restrict distributions, loans or other asset transfers from the Issuer’s restricted subsidiaries; (vi) consolidate with or merge with or into, or sell substantially all of the Issuer’s properties to, another person; (vii) sell or otherwise dispose of assets, including equity interests in subsidiaries; (viii) designate a subsidiary as an Unrestricted Subsidiary (as defined in the Indenture); and (ix) enter into transactions with affiliates.

Events of Default

The Indenture contains customary events of default, including, among other things, failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness, certain events of bankruptcy and insolvency, and failure to pay certain judgments. An event of default under the Indenture will allow either the Trustee or the holders of at least 25% in aggregate principal amount of the then-outstanding 2034 Notes to accelerate the amounts due under the 2034 Notes.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture and the form of 6.250% Senior Notes due 2034, which are filed with this Current Report on Form 8-K (this “Current Report”) as Exhibit 4.1 and Exhibit 4.2, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
4.1	Indenture, dated as of June 11, 2026, among the Issuer, the Guarantors named therein and the Trustee.
4.2	Form of 6.250% Senior Notes due 2034 (included as Exhibit A in Exhibit 4.1).
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION plc

Date:	June 12, 2026	By:	/s/ Jennie Howard
Jennie Howard
Senior Vice President, General Counsel and Corporate Secretary